SUPPLEMENT DATED FEBRUARY 11, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE MONEY MARKET PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

The sixth bullet point in the section of the Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

•  Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities, including, securities guaranteed under the Federal Deposit Insurance Corporation ("FDIC") Temporary Liquidity Guarantee Program; and

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The following is hereby added as the third paragraph of the section of the Prospectus entitled "Principal Risks":

  Under the FDIC Temporary Liquidity Guarantee Program, the FDIC guarantees the payment of principal and interest on the newly issued senior secured debt of banks, thrift institutions and certain holding companies. The FDIC guarantee of such debt is subject to the full faith and credit of the U.S. government and expires on June 30, 2012. The interest from U.S. government securities generally is not subject to state and local taxation. However, the interest on securities guaranteed under the Temporary Liquidity Guarantee Program may be subject to state and local income taxes and therefore may cause additional state and local tax consequences for shareholders of any fund that purchases such securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR MM 02/09